Exhibit 10.12

          This FIRST AMENDMENT to PROFESSIONAL SERVICES AGREEMENT (this “First Amendment”), is dated as of June 1, 2004, by and between TOWN SPORTS INTERNATIONAL, INC., a New York corporation (the “Company”), and BRUCKMANN, ROSSER, SHERRILL & CO., INC. (the “Consultant”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Professional Services Agreement, dated as of December 10, 1996, by and between the Company and the Consultant (the “Professional Services Agreement”).

          WHEREAS, the Company and the Consultant have agreed to amend the Professional Services Agreement in the manner hereinafter set forth, and, subject to the terms hereof.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1. Amendment to the Professional Services Agreement. Section 1 of the Professional Services Agreement is hereby amended and restated as follows:

          1. Term. This Agreement shall remain in effect so long as BRS shall hold directly or indirectly 20% or more of common stock of the Company or Town Sports International Holdings, Inc., a Delaware corporation, held by it as of the date hereof unless the Company and the Consultant terminate this Agreement by mutual written agreement.

          Section 2. Effect on Consulting Agreement. Except as expressly amended hereby, the Consulting Agreement shall remain in full force and effect and shall not by implication or otherwise (a) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Consulting Agreement, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect or (b) prejudice any right or remedy that the Consultant may now or in the future have under or in connection with the Consulting Agreement.

          Section 3. Reference to the Effect on the Consulting Agreement. Upon the effectiveness of this First Amendment, on and after the date hereof, each reference in the Consulting Agreement (including any reference therein to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) shall mean and be a reference to the Consulting Agreement as amended hereby.

          Section 4. Severability. Whenever possible, each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          Section 5. Counterparts; Effectiveness. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This First Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto, and written or telephonic notification of such execution and authorization of delivery thereof has been received by the Company and the Consultant.

          Section 6. Descriptive Headings; Interpretation. The descriptive headings of this First Amendment are inserted for convenience only and do not constitute a substantive part of this First Amendment. The use of the word “including” in this First Amendment shall be by way of example rather than by limitation.

          Section 7. Governing Law. THIS FIRST AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK OF THE UNITED STATES WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

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          IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date and year first above written.

TOWN SPORTS INTERNATIONAL, INC.

By:	/S/ Richard Pyle

Name: Richard Pyle
Title: Chief Financial Officer

BRUCKMANN, ROSSER, SHERRILL & CO, INC.

By:	/S/ Rice Edmonds

Name: Rice Edmonds
Title: Principal